Exhibit 10.9
EXECUTION VERSION
GUARANTY AGREEMENT
THIS GUARANTY AGREEMENT (this “Guaranty Agreement”), dated as of May 7, 2025, between GREEN PLAINS SPE LLC, a Delaware limited liability company (the “Issuer”), GREEN PLAINS INC., an Iowa corporation (the “Guarantor”), each of the entities listed on Exhibit A hereto (the “Additional Guarantors”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, as trustee (the “Trustee”), under the Indenture, dated as of February 9, 2021, as amended by Amendment No. 1 dated May 13, 2022 (the “Indenture”) and as supplemented by the first supplemental indenture, dated as of the date hereof (the “Supplemental Indenture”). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Indenture or the Supplemental Indenture, as applicable.
W I T N E S S E T H:

WHEREAS, the Issuer, the Guarantor and the Trustee have heretofore executed and delivered the Indenture providing for the issuance by the Issuer of the Junior Secured Mezzanine Notes due 2026 (the “Notes”);
WHEREAS, the Issuer, the Guarantor and the Trustee have heretofore executed and delivered the Supplemental Indenture on the date hereof;
WHEREAS, Section 9.1(7) of the Indenture provides that, without the consent of any Holder, the Issuer, the Guarantor and the Trustee may amend or supplement the Indenture or the Notes in accordance with Section 9.1 to add Guarantors with respect to any Notes;
WHEREAS, the Issuer has heretofore delivered or is delivering contemporaneously herewith to the Trustee (i) copies of resolutions of the Board of Directors of the Issuer authorizing the execution of this Guaranty Agreement and (ii) the Officer’s Certificate and the Opinion of Counsel described in Sections 12.2 and 12.3 of the Indenture; and
WHEREAS, all other acts and proceedings required by law and the Indenture necessary to authorize the execution and delivery of this Guaranty Agreement and to make this Guaranty Agreement a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been complied with or have been duly done or performed.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Guarantor and each of the Additional Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
SECTION 1.01. Definitions; Construction. Capitalized terms used herein without definition shall have the meaning assigned to them in the Indenture (as amended and supplemented).
SECTION 2.01 The Additional Guarantors.
(a)In accordance with Section 9.1 of the Indenture, each Additional Guarantor by its signature below hereby becomes a party to the Indenture as an “Additional Guarantor” and unconditionally and irrevocably guarantees, jointly and severally, with Guarantor and each other additional Guarantor, to each Holder and to the Trustee and its successors and assigns (i) the full and punctual payment of and interest on the Notes when due (including, for the avoidance doubt, all PIK Amounts) whether at maturity, by acceleration, by redemption or otherwise (including, without limitation, the amount that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code) and all other Obligations of the Issuer under the Indenture and the Notes, in each case on the same terms and conditions as applicable to the Note Guaranty under the Indenture, including those terms set forth in Article XI of the Indenture, with the same force and effect as if originally named as a guarantor and provider of a Note Guaranty; and
(b)Each Additional Guarantor hereby agrees to all of the terms and conditions of the Indenture applicable to the Guarantor under Articles VI, VII, VIII, IX and XI thereunder.
For the avoidance of doubt, Section 4.27 of the Indenture shall remain unaltered, and the Guarantor Financial Covenant shall not extend to, or include any of the Additional Guarantors.
SECTION 3.01. Effective Date of this Guaranty Agreement. This Guaranty Agreement shall be executed and delivered as of the date first written above, and effective upon satisfaction of the following conditions precedent:
(a)     the Trustee shall have received executed counterparts of this Guaranty Agreement duly executed by the parties hereto; and
(b)     the Trustee shall have received executed counterparts of the Supplemental Indenture executed by each of the parties thereto.
SECTION 3.02. Governing Law. Section 12.6 of the Indenture shall apply to this Guaranty Agreement.
SECTION 3.03. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT, THE INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
SECTION 3.04. Severability. In case any provision in this Guaranty Agreement or the Notes is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.
SECTION 3.05. Successors. All agreements of the Issuer, the Guarantor and the Additional Guarantors in this Guaranty Agreement will bind its respective successors. All agreements of the Trustee in this Guaranty Agreement will bind its respective successors.
SECTION 3.06. Trust Indenture Act Controls. No modification of any provisions of the Indenture effected by this Guaranty Agreement is intended to eliminate or limit any provision of the Indenture that is required to be included therein by the Trust Indenture Act of 1939, as amended, as in force as of the effectiveness of this Guaranty Agreement.
SECTION 3.07. Trustee Disclaimer; Trust. The recitals and representations and warranties contained in this Guaranty Agreement shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Guaranty Agreement. The Trustee accepts the trust created by the Indenture, as supplemented by this Guaranty Agreement, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented hereby.
SECTION 3.08. Counterparts. This Guaranty Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall constitute but one and the same instrument.

SECTION 3.09. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.
SECTION 3.10. Representations and Warranties. Each of Issuer, the Guarantor and each Additional Guarantor, as applicable, hereby represents and warrants, as of the date hereof, that: (a) the Issuer, the Guarantor and each Additional Guarantor, each has the full power and authority to execute, deliver and perform its respective obligations under this Guaranty Agreement; (b) all representations made by each of Issuer and the Guarantor in the Note Documents are true and correct as of the date of this Guaranty Agreement; (c) all Additional Guarantors hereby represent and warrant to all representations made by the Guarantor in the Note Documents as of the date of this Guaranty Agreement, (d) each Note Document is in full force and effect; and (e) as of the date of this Guaranty Agreement, none of the Obligor Parties, the Guarantor or any Additional Guarantor has any defenses, claims, rights of set-off or counterclaims against Trustee or any Holder under, arising out of, or in connection with, the Note Documents, or any of the Obligations.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty Agreement to be duly executed all as of the date hereof.

Green Plains SPE LLC, as the Issuer

By: Green Plains Inc., sole Member

By: /s/ Phil Boggs
Name: Phil Boggs
Title: CFO

Green Plains Inc., as the Guarantor

By: /s/ Phil Boggs
Name: Phil Boggs
Title: CFO

Green Plains Fairmont LLC, as an Additional Guarantor

By: /s/ Phil Boggs
Name: Phil Boggs
Title: CFO

Green Plains Superior LLC, as an Additional Guarantor

By: /s/ Phil Boggs
Name: Phil Boggs
Title: CFO

Green Plains Otter Tail LLC, as an Additional Guarantor

By: /s/ Phil Boggs
Name: Phil Boggs
Title: CFO
Green Plains Madison LLC, as an Additional Guarantor

By: /s/ Phil Boggs
Name: Phil Boggs
Title: CFO
[Signature Page to Guaranty Agreement]

Green Plains Wood River LLC, as an Additional Guarantor

By: /s/ Phil Boggs
Name: Phil Boggs
Title: CFO

Green Plains York LLC, as an Additional Guarantor

By: /s/ Phil Boggs
Name: Phil Boggs
Title: CFO

Fluid Quip Mechanical, LLC, as an Additional Guarantor

By: /s/ Phil Boggs
Name: Phil Boggs
Title: CFO

Green Plains Turnkey I LLC, as an Additional Guarantor

By: /s/ Phil Boggs
Name: Phil Boggs
Title: CFO

Wilmington Trust, National Association,
as Trustee

By: /s/ Amedeo Morreale
Name: Amedeo Morreale
Title: Vice President

[Signature Page to Guaranty Agreement]

Exhibit A
List of Additional Guarantors

1.Green Plains Fairmont LLC
2.Green Plains Superior LLC
3.Green Plains Otter Tail LLC
4.Green Plains Madison LLC
5.Green Plains Wood River LLC
6.Green Plains York LLC
7.Fluid Quip Mechanical, LLC
8.Green Plains Turnkey I, LLC
[Signature Page to Guaranty Agreement]